UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 3, 2011

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)

2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

MasterCard Incorporated (the “Company”) and its principal operating subsidiary, MasterCard International Incorporated (“MasterCard International”, and together with the Company, “MasterCard”), have executed:

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an Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing (the “Omnibus JSA”) to be entered into with Visa Inc., Visa U.S.A. Inc. and Visa International Service Association (collectively, “Visa”) and a number of MasterCard’s customer banks (collectively, the “Defendant Banks”); and

•	a MasterCard Settlement and Judgment Sharing Agreement (the “MasterCard JSA” and, together with the Omnibus JSA, the “Agreements”) to be entered into with the Defendant Banks.

The Agreements have been executed by all parties with financial responsibility thereunder. The MasterCard JSA has been fully executed by all parties other than two affiliates of a Defendant Bank which has financial responsibility under the Agreements and has already executed both Agreements. The Omnibus JSA has been executed by all parties other than the same two affiliates and one additional party who has no financial responsibility under either of the Agreements. Thus, in all cases, the parties that have not yet signed have no financial responsibility under the Agreements. Both of the Agreements will become effective upon execution by the parties that have not yet signed. The Company anticipates that these signings will occur shortly. If the Agreements are not fully executed, neither the MasterCard JSA nor the Omnibus JSA will become effective.

The Agreements are with respect to the current litigations with both the proposed class of merchants and individual merchants that are currently being litigated in the Eastern District of New York (“MDL 1720”), as well as any other potential future case that is transferred at any time for coordinated pre-trial proceedings to MDL 1720 in which the parties are or may become co-defendants (collectively, the “Merchant Litigations”). The Agreements provide for the apportionment of certain costs and liabilities which MasterCard, Visa and the Defendant Banks may incur, jointly and/or severally, in the event of an adverse judgment or global settlement of one or all of the cases in the Merchant Litigations. The Merchant Litigations generally concern allegations by the merchants that, among other things, MasterCard and Visa’s purported setting of interchange fees violates antitrust laws. The Merchant Litigations are described in more detail in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

The Omnibus JSA provides that the overall responsibility of MasterCard, Visa and the Defendant Banks for the Merchant Litigations would be divided into a “Visa portion” of 66.6667% and a “MasterCard portion” of 33.3333% in the event of either:

•	a global settlement involving all defendants (i.e., Visa, MasterCard and each of the Defendant Banks) and either the proposed class of merchants or an individual merchant claimant; or

•

an adverse judgment against the defendants, to the extent that damages are either: (1) related to the merchants’ inter-network conspiracy claims (i.e., claims related to alleged anticompetitive conduct jointly undertaken by both Visa and MasterCard); or (2) otherwise not attributed to specific MasterCard or Visa conduct or damages.

The MasterCard JSA provides the specific percentage of financial responsibility for MasterCard and the Defendant Banks with respect to the MasterCard portion of any global settlement of, or adverse judgment in, the Merchant Litigations.

With regard to MasterCard’s settlement sharing responsibilities under the Agreements:

•	in the event of a global settlement involving MasterCard, Visa and the Defendant Banks, MasterCard would pay 12% of the monetary portion of such settlement,

•

in the event of a settlement involving only MasterCard and the Defendant Banks with respect to their issuance of MasterCard cards, MasterCard would pay 36% of the monetary portion of such settlement, and

•	in the event of a settlement involving only Visa and the Defendant Banks with respect to their issuance of Visa cards, MasterCard would pay 0% of the monetary portion of such settlement.

With regard to MasterCard’s judgment sharing responsibilities under the Agreements:

•

if any of the cases which are part of the Merchant Litigations went to trial and an adverse final judgment was rendered by the court or jury, MasterCard would be responsible for: (1) 12% of the monetary portion of the judgment attributed to inter-network damages claims; (2) 36% of the judgment attributed to MasterCard-related claims (i.e., claims or damages attributed only to alleged conduct of MasterCard or certain of the Defendant Banks with respect solely to their conduct or participation in the MasterCard payment system); and (3) 0% of the judgment attributed to Visa-related claims (i.e., claims or damages attributed only to alleged conduct of Visa or certain of the Defendant Banks with respect only to their issuance of Visa cards), and

•	if the judgment did not attribute damages as claims related specifically to either MasterCard or Visa, then MasterCard would be responsible for 12% of the total judgment.

MasterCard continues to defend the claims in the Merchant Litigations and the Agreements in no way serve as an admission as to the validity of the allegations in the merchant complaints. MasterCard continues to believe that it is not possible to determine the ultimate resolution of, or estimate the liability related to, any of the Merchant Litigations. Accordingly, no provision for losses has been provided in connection with the Merchant Litigations.

The information set forth in this Form 8-K is furnished, not filed.

Forward-Looking Statements

Statements in this Form 8-K which are not historical facts, including statements about MasterCard’s expectations with respect to the MasterCard JSA and the Omnibus JSA becoming effective, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform

Act of 1995. Forward-looking statements speak only as of the date they are made. Accordingly, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this press release or to reflect the occurrence of any unanticipated events. Such forward-looking statements include, without limitation, statements related to the ability to obtain final signatures to the Omnibus JSA.

Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that have been filed with the SEC during 2010 and 2011, as well as reasons including difficulties or delays.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: February 3, 2011	By	/s/ Noah J. Hanft
Noah J. Hanft General Counsel and Corporate Secretary

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